SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 7, 1999

PILLOWTEX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS (State of Incorporation)	1-11756 (Commission File Number)	75-2147728 (IRS Employer Identification No.)

4111 Mint Way, Dallas, Texas             75237
(Address of Principal Executive Offices)      (Zip Code)

             Registrant's telephone number, including area code:     (214) 333-3225

ITEM 5.    Other Events.

          Pillowtex Corporation (the "Company") has entered into agreements, effective as of December 7, 1999, with its senior lenders (the "Amendments") pursuant to which (i) the senior lenders have agreed to extend to February 15, 2000 their temporary waiver of the Company's non-compliance with certain financial covenants under its senior secured revolving credit and term loan facilities (the "Base Facilities") and its $35,000,000 million senior unsecured credit facility (the "Additional Facility" and, together with the Base Facilities, the "Facilities"), (ii) the maturity date of the Additional Facility has been extended to February 15, 2000, and (iii) the Company has agreed to certain amendments to the Facilities, principally related to cash management (including a prohibition of cash dividends on capital stock), collateral arrangements (including provisions providing that the Additional Facility will be secured by the assets of the Company securing the Base Facilities), adjustments to restrictive covenants and uses of proceeds from the revolving credit portions of the Facilities. Copies of the Amendments are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto and are incorporated herein by reference.

          On December 8, 1999, the Company issued a press release announcing the Amendments. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)       Exhibits:

Exhibit Number	Exhibit
10.1

Waiver and Fifth Amendment to Term Credit Agreement, dated as of December 9, 19999, to be effective as of December 7, 1999, to be effective as of December 7, 1999, among certain Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.) as Administrative Agent

10.2

Waiver and Fifth Amendment to Amended and Restated Credit Agreement, dated as of December 9, 1999, to be effective as of December 7, 1999, among certain Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.) as Administrative Agent

10.3	Third Amendment to Promissory Note, dated as of December 7, 1999, by and between Bank of America, N.A.(formerly known as NationsBank, N.A.,), as Lender, and Pillowtex Corporation, as Borrower
10.4	Consent, dated as of December 7, 1999, between Bank of America, N.A. (formerly known as NationsBank, N.A.), as Lender, and Pillowtex Corporation, as Borrower
99.1	Press release, dated December 8, 1999, issued by Pillowtex Corporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PILLOWTEX CORPORATION

By:  /s/ John F. Sterling
Name:   John F. Sterling
Title:    Vice President and General
            Counsel

Dated: December 14, 1999

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1

Waiver and Fifth Amendment to Term Credit Agreement, dated as of December 9, 19999, to be effective as of December 7, 1999, to be effective as of December 7, 1999, among certain Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.) as Administrative Agent

10.2

Waiver and Fifth Amendment to Amended and Restated Credit Agreement, dated as of December 9, 1999, to be effective as of December 7, 1999, among certain Lenders named therein and Bank of America, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.) as Administrative Agent

10.3	Third Amendment to Promissory Note, dated as of December 7, 1999, by and between Bank of America, N.A.(formerly known as NationsBank, N.A.,), as Lender, and Pillowtex Corporation, as Borrower
10.4	Consent, dated as of December 7, 1999, between Bank of America, N.A. (formerly known as NationsBank, N.A.), as Lender, and Pillowtex Corporation, as Borrower
99.1	Press release, dated December 8, 1999, issued by Pillowtex Corporation